Exhibit 32.1

                        CERTIFICATION OF PERIODIC REPORT

Pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the
Sarbanes-Oxley   Act  of  2002,  each  of  the   undersigned   officers  of  tds
(Telemedicine), Inc. (the "Company"), certifies that:

1. The Annual Report on Form 10-KSB of the Company for the twelve months ended December 31, 2006 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  April 16, 2007                /s/ James Green
                                          ------------------
                                          James Green
                                          Chief Executive Officer

                                      /s/ Kevin Kreisler
                                          ------------------
                                          Kevin Kreisler
                                          Chief Financial Officer




This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.